                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     The undersigned hereby constitute and appoint Lawrence J. Toal and James E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his or her respective true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-4 of Dime Bancorp, Inc. relating to and including a Proxy Statement and Prospectus of Dime Bancorp, Inc. (the "Registration Statement"), and any and all amendments or supplements to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he or she might or could do in person, and do hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.

                     SIGNATURE                                     TITLE                       DATE
                     ---------                                     -----                       ----
/s/ LAWRENCE J. TOAL                                   Chairman of the Board, Chief      December 31, 1999
---------------------------------------------------    Executive Officer, President,
Lawrence J. Toal                                       Chief Operating Officer and a
                                                       Director (Principal Executive
                                                       Officer)

/s/ DERRICK D. CEPHAS                                  A Director                        December 31, 1999
---------------------------------------------------
Derrick D. Cephas

/s/ FREDERICK C. CHEN                                  A Director                        December 31, 1999
---------------------------------------------------
Frederick C. Chen

/s/ J. BARCLAY COLLINS II                              A Director                        December 31, 1999
---------------------------------------------------
J. Barclay Collins II

/s/ RICHARD W. DALRYMPLE                               A Director                        December 31, 1999
---------------------------------------------------
Richard W. Dalrymple

/s/ JAMES F. FULTON                                    A Director                        December 31, 1999
---------------------------------------------------
James F. Fulton

/s/ FRED B. KOONS                                      A Director                        December 31, 1999
---------------------------------------------------
Fred B. Koons

/s/ VIRGINIA M. KOPP                                   A Director                        December 31, 1999
---------------------------------------------------
Virginia M. Kopp

                     SIGNATURE                                     TITLE                       DATE
                     ---------                                     -----                       ----
/s/ JAMES M. LARGE, JR.                                A Director                        December 31, 1999
---------------------------------------------------
James M. Large, Jr.

/s/ JOHN MORNING                                       A Director                        December 31, 1999
---------------------------------------------------
John Morning

/s/ MARGARET OSMER-MCQUADE                             A Director                        December 31, 1999
---------------------------------------------------
Margaret Osmer-McQuade

/s/ SALLY HERNADEZ-PINERO                              A Director                        December 31, 1999
---------------------------------------------------
Sally Hernandez-Pinero

/s/ DR. PAUL A. QUALBEN                                A Director                        December 31, 1999
---------------------------------------------------
Dr. Paul A. Qualben

/s/ EUGENE G. SCHULZ, JR.                              A Director                        December 31, 1999
---------------------------------------------------
Eugene G. Schulz, Jr.

/s/ HOWARD SMITH                                       A Director                        December 31, 1999
---------------------------------------------------
Howard Smith

/s/ DR. NORMAN R. SMITH                                A Director                        December 31, 1999
---------------------------------------------------
Dr. Norman R. Smith

/s/ IRA T. WENDER                                      A Director                        December 31, 1999
---------------------------------------------------
Ira T. Wender

                                                       Chief Financial Officer
---------------------------------------------------    (Principal Financial Officer)
Anthony R. Burriesci

                                                       Controller (Principal
---------------------------------------------------    Accounting Officer)
John F. Kennedy